CASH COLLATERAL ESCROW AGREEMENT

         CASH COLLATERAL ESCROW AGREEMENT (this "AGREEMENT"), dated as of July __, 2005, by and among UTIX Group, Inc., a Delaware corporation (the "COMPANY"), Hodgson Russ LLP (the "ESCROW AGENT"), and the parties who have executed this Agreement as the Purchasers set forth on the signature pages hereto (individually, a "PURCHASER," and collectively, the "PURCHASERS").

         WHEREAS:

         A. Concurrently herewith, and at certain times hereafter, the Company and Purchasers are entering into those certain Securities Purchase Agreements (the "PURCHASE AGREEMENTS"), a form of which is annexed hereto as EXHIBIT A, pursuant to which the Company is to issue to the Purchasers its twelve percent (12%) Convertible Promissory Notes in the original aggregate principal amount of $1,350,000 (collectively, the "PROMISSORY NOTES"); and

         B. Subsequent to the execution and delivery of this Agreement and the Purchase Agreements, the Company expects to complete a best efforts offering of certain of the Company's Series A Convertible Preferred Stock (the "PREFERRED STOCK"), or any other of the Company's securities offered in lieu thereof, resulting in gross proceeds of up to $9 million (a "QUALIFIED OFFERING"); and

         C. It is a condition precedent to the Purchasers purchasing the Promissory Notes that the Company shall have executed this Agreement to establish an escrow account into which the initial $1,552,500 received by the Company from the Qualified Offering will be deposited and made available to the Purchasers for payment of the Promissory Notes.

         D. The Escrow Agent agrees to serve as escrow agent in accordance with the terms and conditions set forth herein.

         NOW, THEREFORE, the parties hereto agree as follows:

         1. ESTABLISHMENT OF ESCROW ACCOUNT. Concurrently with the execution of this Agreement, the Company shall establish a non-interest bearing escrow account with the Escrow Agent, which escrow account shall be entitled "UTIX Group, Inc. Cash Collateral Account" (the "ESCROW ACCOUNT").

         2. IRREVOCABLE INSTRUCTIONS. Prior to the completion of the Qualified Offering the Company shall execute irrevocable instructions to the underwriter, if applicable, directing the underwriter to deliver, from the proceeds of the Qualified Offering, the Cash Collateral (as that term is defined herein) to the Escrow Agent.

         3. DEPOSIT OF FUNDS. Each time the Company receives proceeds from the Qualified Offering, the Company shall deliver to the Purchaser and the Escrow Agent a certificate setting forth the date when it received such proceeds, which certificate shall be attached as EXHIBIT B (each date it receives proceeds a "SALE DATE"). The Company agrees that they shall, by noon of the next business day after each Sale Date, deliver to the Escrow Agent for deposit in the Escrow Account $1.15 for each $1.00 of then outstanding principal amount of the Promissory Notes, to the extent such Promissory Notes have not been converted by the holders thereof, upon funding of the Escrow Account (the "CASH COLLATERAL") from the proceeds received from the Qualified Offering.

         4. ESCROW PERIOD. This Escrow Agreement shall begin upon the date hereof and shall terminate (the "TERMINATION DATE") on the earlier of: (i) receipt by the Escrow Agent of a notice, executed by the Company and each of the Purchasers that the Purchase Agreement has been terminated; (ii) payment in full of the Promissory Notes by the Company; (iii) disbursement to the Purchasers of all of the Cash Collateral as set forth in Section 5 below; or (iv) the conversion of the full amount of the Promissory Notes by the Purchasers into shares of Common Stock (as defined in the Promissory Note) of the Company. In the event of termination under clauses (ii), (iii) or (iv) the Company and Purchasers shall provide written notice of termination to the Escrow Agent.

         5. DISBURSEMENT FROM THE ESCROW ACCOUNT.

         (a) At any time, and from time to time prior to the Termination Date, a Purchaser may deliver to the Escrow Agent written notice (a "NOTICE OF PAYMENT," to be in the form annexed as EXHIBIT C) that it has elected to have, all or any portion of, its Promissory Note repaid from the Cash Collateral in lieu of converting the Promissory Note into shares of the Company's Common Stock (such Purchaser, a "NOTIFYING PURCHASER"). If the Purchaser shall elect to have the entire unpaid amount of the Promissory Note repaid, the original Promissory Note shall accompany such Notice of Payment. The Notice of Payment shall be delivered by the Notifying Purchaser to the Escrow Agent by 5:00 p.m. New York time. The Escrow Agent shall send the Notice of Payment to the Company by the end of the next business day accompanied by the original Promissory Note, if applicable. The Notice of Payment shall specify the dollar amount to be released by the Escrow Agent. The Company shall have two (2) business days from the transmission of the Notice of Payment by the Escrow Agent to object in writing to the dollar amount to be released (a "NOTICE OF OBJECTION"). A Notice of Objection shall be delivered to the Escrow Agent and the Notifying Purchaser. Any undisputed amounts shall be released by the Escrow Agent to the Notifying Purchaser. If the Company fails to provide the Escrow Agent and Notifying Purchaser with a Notice of Objection within such time, then the Company shall be deemed to have waived any objections and directed Escrow Agent to release the amount requested in the Notice of Payment to the Notifying Purchaser. The Company's sole basis for any objection hereunder shall be prior payment to the Notifying Purchaser by the Company of the full amount due under the Promissory Note or prior conversion in full by the Notifying Purchaser of its Promissory Note. In the event of a Notice of Objection, the Company and the Notifying Purchaser shall have two (2) business days to agree on a dollar amount to be released to the Notifying Purchaser and provide written notice of such agreement to the Escrow Agent. In the event that the Company and the Notifying Purchaser cannot agree on a dollar amount to be released within such time, then the Company shall commence a legal action in the appropriate state or federal court in the State and County of New York, within five (5) business days of the transmittal of the Notice of Payment by the Escrow Agent to the Company. If the Company does not commence such legal action within five (5) business days (a "COMPANY ACTION"), the Escrow Agent shall release the dollar amount stated in the Notice of Payment to the Notifying Purchaser and the Company's objection shall be deemed withdrawn and waived with prejudice. If the Escrow Agent

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

does not receive a Notice of Objection within the time period set forth above, the Escrow Agent shall deliver payment of the amount requested in the Notice of Payment to the Notifying Purchaser no later than the third Business Day following the transmittal to the Company of the Notice of Payment.

         (b) If a timely Company Action is commenced pursuant to paragraph 5(a) of this Section, then and only then, the Escrow Agent shall continue to hold the amount requested in a Notice of Payment to which the Company Action relates (the "DISPUTED AMOUNT") until such time as the Escrow Agent shall receive (i) written instructions jointly executed by the Notifying Purchaser and the Company directing the release of all or any portion of the Disputed Amount, or (ii) a certified copy of a judgment, order or decree of a court of competent jurisdiction directing the Escrow Agent to release all or any portion of the Disputed Amount requested in the Notice of Payment to any party hereto or as such judgment, order or decree shall otherwise specify (including any such order directing the Escrow Agent to deposit all or any portion of the Disputed Amount into the court rendering such order, pending determination of any dispute between any of the parties). In addition, the Escrow Agent shall have the right to deposit the Disputed Amount with a court of competent jurisdiction without liability to any party if said dispute is not resolved within thirty (30) days of receipt of any such notice of a Company Action.

         (c) At any time, and from time to time prior to the Termination Date, the Company may deliver to the Escrow Agent written notice (a "NOTICE OF CONVERSION," to be in the form annexed as EXHIBIT D) that the Purchaser has elected to convert all or any portion of its Promissory Note into shares of the Company's Common Stock in lieu of having the Promissory Note repaid from the Cash Collateral (such Purchaser, a "CONVERTING PURCHASER"). A copy of the conversion notice delivered to the Company by the Purchaser shall be included with the Notice of Conversion. The Escrow Agent shall send the Notice of Conversion to the Converting Purchaser by the end of the next business day. The Notice of Conversion shall specify the dollar amount to be released by the Escrow Agent. The Converting Purchaser shall have two (2) business days from the transmission of the Notice of Conversion by the Escrow Agent to object in writing to the dollar amount to be released (a "NOTICE OF OBJECTION"). A Notice of Objection shall be delivered to the Escrow Agent and the Company. If the Converting Purchaser fails to provide the Escrow Agent and the Company with a Notice of Objection within such time, then the Converting Purchaser shall be deemed to have waived any objections and directed Escrow Agent to release the amount requested in the Notice of Conversion to the Company. In the event of a Notice of Conversion, the Company and the Converting Purchaser shall have two
(2) business days to agree on a dollar amount to be released to the Company and provide written notice of such agreement to the Escrow Agent. In the event that the Company and the Converting Purchaser cannot agree on a dollar amount to be released within such time, then the Converting Purchaser shall commence a legal action in the appropriate state or federal court in the State and County of New York, within five (5) business days of the transmittal of the Notice of Conversion by the Escrow Agent to the Converting Purchaser. If the Converting Purchaser does not commence such legal action within five (5) business days (a "PURCHASER ACTION"), the Escrow Agent shall release the dollar amount stated in the Notice of Conversion to the Company and the Converting Purchaser's objection shall be deemed withdrawn and waived with prejudice. In the event that the Escrow Agent receives a Notice of Conversion (and does not receive any Notice of Objection from the Converting Purchaser), by no later than the third Business Day, the Escrow Agent shall reduce the Cash Collateral by the amount obtained by multiplying the principal amount of the

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

Promissory Note being converted by the Converting Purchaser by $1.15. By way of example, should a Converting Purchaser elect to convert $100,000 of the principal amount of the Promissory Note, upon delivery of the Notice of Conversion to the Escrow Agent, the Cash Collateral shall be reduced by $115,000 and such amount shall be delivered to the Company by the Escrow Agent.

         6. DUTIES AND OBLIGATIONS OF THE ESCROW AGENT.

         (a) The parties hereto agree that the duties and obligations of the Escrow Agent are only such as are herein specifically provided and no other. The Escrow Agent's duties are as a depositary only, and the Escrow Agent shall incur no liability whatsoever, except as a direct result of its willful misconduct or gross negligence.

         (b) The Escrow Agent may consult with counsel of its choice, and shall not be liable for any action taken, suffered or omitted by it in accordance with the advice of such counsel.

         (c) The Escrow Agent shall not be bound in any way by the terms of any other agreement to which the Purchasers, the Company or the underwriter (if applicable) are parties, whether or not it has knowledge thereof, and the Escrow Agent shall not in any way be required to determine whether or not any other agreement has been complied with by the Purchasers, the Company, any underwriter or any other party thereto. The Escrow Agent shall not be bound by any modification, amendment, termination, cancellation, rescission or supersession of this Agreement unless the same shall be in writing and signed jointly by the Purchaser, the Company and any underwriter, and agreed to in writing by the Escrow Agent.

         (d) If the Escrow Agent shall be uncertain as to its duties or rights hereunder or shall receive instructions, claims or demands which, in its opinion, are in conflict with any of the provisions of this Agreement, it shall be entitled to refrain from taking any action, other than to keep safely all property held in escrow or to take certain action, until it shall jointly be directed otherwise in writing by the Purchasers, the Company and any underwriter or by a final judgment of a court of competent jurisdiction.

         (e) The Escrow Agent shall be fully protected in relying upon any written notice, demand, certificate or document which it, in good faith, believes to be genuine. The Escrow Agent shall not be responsible for the sufficiency or accuracy of the form, execution, validity or genuineness of documents now or hereafter deposited hereunder, or of any endorsement thereon, or for any lack of endorsement thereon, or for any description therein; nor shall the Escrow Agent be responsible or liable in any respect on account of the identity, authority or rights of the persons executing or delivering or purporting to execute or deliver any such document, security or endorsement.

         (f) The Escrow Agent shall not be required to institute legal proceedings of any kind and shall not be required to defend any legal proceedings which may be instituted against it or in respect of the Cash Collateral.

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

         (g) If the Escrow Agent at any time, in its sole discretion, deems it necessary or advisable to relinquish custody of the Cash Collateral, it may do so by delivering the same to any other escrow agent mutually agreeable to the Purchasers, the Company and any underwriter, and if no such escrow agent shall be selected within three days of the Escrow Agent's notification to the Purchasers, the Company and any underwriter of its desire to so relinquish custody of the Cash Collateral, then the Escrow Agent may do so by delivering the Cash Collateral to the clerk or other proper officer of a court of competent jurisdiction as may be permitted by law. The fee of any court officer shall be borne by the Company. Upon such delivery, the Escrow Agent shall be discharged from any and all responsibility or liability with respect to the Cash Collateral and this Agreement and the Company shall promptly pay to the Escrow Agent all monies which may be owed it for its services hereunder, including, but not limited to, reimbursement of its out-of-pocket expenses pursuant to Section 7 below.

         (h) Upon the performance of this Agreement, the Escrow Agent shall be deemed released and discharged of any further obligations hereunder.

         7.  FEES  AND   EXPENSES.   The  Company   shall  pay  all   reasonable
out-of-pocket expenses paid or incurred by the Escrow Agent in the administration of its duties hereunder, including, but not limited to, postage, all outside counsel to the Escrow Agent and advisors' and agents' fees and all taxes or other governmental charges, if any. The Company shall be responsible for all of the fees or expenses due to the Escrow Agent pursuant to this Section 7 and the Company shall not pay these amounts from the funds contained in the Escrow Account.

         8. INDEMNIFICATION.

         (a) The Company hereby indemnifies and holds free and harmless the Escrow Agent from any and all losses, expenses, liabilities and damages (including but not limited to reasonable attorney's fees, and amounts paid in settlement) resulting from claims asserted by the Purchasers against Escrow Agent with respect to the performance of any of the provisions of this Agreement, provided that the Escrow Agent shall not be entitled to any indemnity for any losses, damages, taxes, liabilities or expenses that directly result from its willful misconduct or gross negligence.

         (b) In the event of any legal action between the parties to this Agreement to enforce any of its terms, the legal fees of the prevailing party shall be paid by the party(ies) who did not prevail.

         9. MISCELLANEOUS.

         (a) All Notices of Payment, Notices of Objection, notices, requests, demands and other communications hereunder shall be in writing, sent by telecopier, upon proof of sending thereof to the following addresses:

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

                                    (i)     If to the Company:
                                            UTIX Group, Inc.
                                            7 New England Executive Park
                                            Suite 610
                                            Burlington, MA 01803

                                            With copies to:

                                            Hodgson Russ LLP
                                            60 East 42nd St., 37th Floor
                                            New York, NY 10165


                                    (ii)    If to the Purchasers:

                                    At the addresses set forth on SCHEDULE A.


                                    (iii) If to the Escrow Agent:

                                            Hodgson Russ LLP
                                            60 East 42nd St., 37th Floor
                                            New York, NY 10165

or at such other address as any of the parties to this Agreement may hereafter designate in the manner set forth above to the others.

         (b) This Agreement shall be construed and enforced in accordance with the law of the State of New York applicable to contracts entered into and performed entirely within New York.

         (c) This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature page were an original thereof.

         (d) This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The assignment by a party of this Agreement or any rights hereunder shall not affect the obligations of such party under this Agreement.




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

COUNTERPART SIGNATURE PAGE TO CASH COLLATERAL ESCROW AGREEMENT, DATED JULY __, 2005

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed the day and year first above written.


                               THE COMPANY:

                               UTIX GROUP, INC.


                               By:__________________________________
                                    Name: Anthony G. Roth
                                    Title: Chief Executive Officer and President



                               PURCHASER:


                               By:__________________________________



                               ESCROW AGENT:

                               HODGSON RUSS LLP


                               By:__________________________________
                               Name:

                                    EXHIBIT B

                              NOTICE OF RECEIPT OF
                      PROCEEDS FROM THE QUALIFIED OFFERING



To:      __________________________________
         __________________________________
         __________________________________


         UTIX Group, Inc., a Delaware corporation (the "Company") hereby notifies ___________ (the "Purchaser") that the Company has received $____________ from the sale of Preferred Stock in a Qualified Offering. Such sale was completed on ___________, 200__ (the "Sale Date").

         This Notice of Receipt of Proceeds shall further notify the Purchaser that no later than noon of the business day following the Sale Date, the Company delivered $__________ (the "Cash Collateral") from the proceeds of the Qualified Offering to Hodgson Russ LLP as the Cash Collateral Escrow Agent. The Cash Collateral was delivered to the Cash Collateral Escrow Account in accordance with the Cash Collateral Escrow Agreement dated July ____, 2005. The amount delivered to the Cash Collateral Escrow Agent was determined by multiplying $1.15 for each $1.00 in principal amount of the Promissory Notes (the "Promissory Notes") executed in favor of the Purchaser.

         As of the Sale Date, as set forth in the Cash Collateral Escrow Agreement, the Purchaser may elect to have his Promissory Notes repaid from the Cash Collateral in lieu of converting his Promissory Note into shares of common stock, $0.001 par value of the Company.



                                                     ___________________________
                                                     Anthony G. Roth
                                                     CEO and President


Burlington, Massachusetts
____________, 2005

                                    EXHIBIT C

                                NOTICE OF PAYMENT

                    (To be executed by the Registered Holder in order to redeem the Promissory Notes)

         The undersigned hereby irrevocably elects to receive $__________ of the unpaid amount of the Promissory Note payable in cash from the Cash Collateral in the Cash Collateral Escrow Account as set forth in the Cash Collateral Escrow Agreement dated July ___, 2005. The undersigned is electing to have such portion of the unpaid amount of the Promissory Note repaid from the Cash Collateral in lieu of converting the Promissory Note into shares of the Company's common stock, par value $0.001 per share, in accordance with the terms of the Promissory Note. No fee will be charged to the Holder for any payments made hereunder. A copy of the Promissory Note is attached hereto (or evidence of loss, theft or destruction thereof). If the undersigned shall elect to have the entire unpaid amount of the Promissory Note paid pursuant to this Notice of Payment, the original Promissory Note shall accompany such Notice of Payment. If the undersigned shall elect to only have a portion of the unpaid amount of the Promissory Note paid pursuant to this Notice of Payment, the original Promissory Note shall not accompany such Notice of Payment.

         The undersigned hereby requests that the Escrow Agent release a dollar amount equal to $_____________ to the undersigned either by check or wire transfer as specified immediately below or, if additional space is necessary, on an attachment hereto:

IF BY CHECK, TO THE FOLLOWING ADDRESS:

         Name:   _____________________________________________
                 _____________________________________________
         Address:_____________________________________________
                 _____________________________________________

IF  BY  WIRE   TRANSFER,   IN  ACCORDANCE   WITH  THE  FOLLOWING  WIRE  TRANSFER
INSTRUCTIONS:

                 _____________________________________________
                 _____________________________________________
                 _____________________________________________
                 _____________________________________________

Date of Payment: _____________________________________________
Payment Amount:  _____________________________________________
Signature:       _____________________________________________
Name:            _____________________________________________
Address:         _____________________________________________
                 _____________________________________________
                 _____________________________________________

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

                                    EXHIBIT D

                              NOTICE OF CONVERSION

                         (To be executed by the Company
                     in order to reduce the Cash Collateral)

         _____________________, a Purchaser of the Promissory Notes has hereby elected to convert $__________ of the unpaid amount of the Promissory Note into shares of the Company's common stock, par value $0.001 per share in lieu of receiving payment in cash from the Cash Collateral. Therefore, in accordance with the Cash Collateral Escrow Account as set forth in the Cash Collateral Escrow Agreement dated July ___, 2005, the amount of the Cash Collateral in the Cash Collateral Escrow Account shall be reduced by $_____________________.

         The undersigned hereby requests that the Escrow Agent release a dollar amount equal to $_____________ to the Company either by check or wire transfer as specified immediately below or, if additional space is necessary, on an attachment hereto:

IF BY CHECK, TO THE FOLLOWING ADDRESS:

         Name:   Utix Group, Inc.
                 ---------------------------------------------
         Address:_____________________________________________
                 _____________________________________________
                 _____________________________________________

IF  BY  WIRE   TRANSFER,   IN  ACCORDANCE   WITH  THE  FOLLOWING  WIRE  TRANSFER
INSTRUCTIONS:

                 _____________________________________________
                 _____________________________________________
                 _____________________________________________
                 _____________________________________________

Date of Payment: _____________________________________________
Payment Amount:  _____________________________________________
Signature:       _____________________________________________
Name:            _____________________________________________
Address:         _____________________________________________
                 _____________________________________________
                 _____________________________________________

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